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                           FORM 8-K

              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                        CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d)
            OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Earliest Event Reported:  February 8, 1995

                       PGI Incorporated
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    (Exact name of Registrant as specified in its charter)


        Florida                     I-6471        59-0867335
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State or other jurisdiction    (Commission     (IRS Employer
of incorporation)               File Number)  Identification No.)


 515 Olive Street, Suite 1400, St. Louis, Missouri      63101
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 (Address of principal executive offices)              (ZIP Code)

Registrant's telephone number, including area code:(314) 982-0780

                            No changes made
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   (Former name or former address, if changed since last report)

                                                Page 1 of 5 pages
                                          Exhibit Index on Page 4


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Item 4.  Changes in Registrant's Certifying Accountant
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          (a) By unanimous written consent the Board of Directors
of PGI Incorporated engaged the accounting firm of BDO Seidman as independent accountants for PGI Incorporated effective February 8, 1995. PGI Incorporated dismissed its prior certifying accountants, Coopers and Lybrand and retained as its new certifying accountants BDO Seidman.

          (b) During the two most recent fiscal years ended December 31, 1993 and December 31, 1992 and the interim period subsequent to Decmeber 31, 1993, there have been no disagreements with Coopers and Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

          (c) Coopers and Lybrand's report on the financial statements for the past two years was modified as to uncertainty regarding PGI Incorporated's ability to continue as a going concern.

          (d) PGI Incorporated has requested that Coopers and Lybrand furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Coopers and Lybrand's letter to the SEC, dated February 9, 1995, is filed as
Exhibit 16 to the Form 8-K.


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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PGI Incorporated
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                                               (Registrant)

  February 9, 1995                    /s/Laurence A. Schiffer
       (Date)                         ----------------------------------
                                               (Signature)
                                      Laurence A. Schiffer
                                      President


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EXHIBIT INDEX
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                                                    Sequential
                                                   Page Number
                                                   -----------

1.   Inapplicable.

2.1  Inapplicable.

2.2  Inapplicable.

4.1  Inapplicable.

16.  Coopers and Lybrand's letter
     to the SEC dated February 9, 1995. . . . . . . . . . . .5

17.  Inapplicable.

21.  Inapplicable.

24.  Inapplicable.

25.  Inapplicable.

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